U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: April 30, 2004 Date Bankruptcy filed: September 16, 2003 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Title: Bankruptcy Administrative Officer	Dated: May 13, 2004 Debtor's telephone number: (309) 453-8081

Reports Prepared by: /s/ Horace Ward, (Name)	Bankruptcy Administrative Officer (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of April 30, 2004

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	---	(7,648)

Less: Returns or Allowances	---	---

Cost of Goods
Beginning Inventory	612,497

Purchases	---

* Other Costs (Factory labor and overhead)	---

Less: Ending Inventory	612,497

Cost of Goods Sold	---	---

Gross Profit	---	(7,648)

Interest	1,233	3,849
Rents	---	---
Gain (loss) from Sale of Property	(192,614)	(7,076)
Other Income	335	9,314

Total Income	(191,046)	(1,561)

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of Officers	---	---

Salaries and Wages	73,099	320,630

Repairs and Maintenance (Warranty Expense)	7,835	38,392

Supplies	303	3,565

Bad Debts	---	---

Bank fees	3,102	17,562

Payroll Taxes	3,548	10,604

Other Taxes (property tax)	9,456	(35,720)

Interest Expense	---	---

Stockholder services	1,819	11,484

Insurance	---	17,392

Travel and Entertainment	1,281	6,657

Utilities and Telephone	1,238	31,022

Professional and Legal	212,532	577,916

Other Expenses (Employee benefit cost)	38,342	231,313

Other Expenses (Tax software)	669	12,315

Other Expenses (Trustee fees)	7,250	38,000

Other Expenses (Freight and other)	456	4,832

Total Expenses	360,930	1,285,964

Net Profit (loss)	(551,976)	(1,287,525)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended April 30, 2004

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		2,575,517

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	34,578

From collection of post-petition accounts receivable	28,515

From loans	---

From contributions to capital or from gifts	---

Other receipts (Sale of property)	575,063

Other receipts (Recovery of preferential transfers)	64,457

Other receipts (CD interest earned)	1,233

Other receipts (Miscellaneous income)	335

TOTAL RECEIPTS (Do not include beginning bank balance)		704,181

CASH DISBURSEMENTS

Inventory purchases	---

*Net payments to officers/owners	---

*Net payments to other employees	54,478

Rent payments	---

Lease payments	---

Adequate protection payments	---

Insurance	---

Utilities/telephone	1,238

**Tax payments	17,357

Supplies	303

Outside labor	7,321

Travel/entertainment	1,281

*** Payments to attorneys	26,173

*** Payments to accountants	12,000

*** Payments to other professionals	---

U.S. Trustee quarterly fee	7,250

Other expenses (Mexico consulting fee - used restricted Mexico funds)	10,910

Other expenses (Accounting software sales tax)	669

Other expenses (Benefit payments - self-funded plan)	40,519

Other expenses (Bank fees)	3,040

Other expenses (PWC - FAS 106 study)	1,310

Other expenses (Collection agency, payroll service)	3,481

Other expenses (COP project management consultants, post-petition)	56,187

Other expenses (Crane rental)	585

TOTAL DISBURSEMENTS		244,102

NET CASH FLOW (Total receipts minus total disbursements)		460,079

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)		3,035,596
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended April 30, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$6,715	$6,715	$	---

** FICA - employee		---	3,902	3,902		---

** FICA - employer		---	3,902	3,902		---

Unemployment		--	---	---		---

Income		---	---	---		---

Other - list		---	---	---		---

a. Subtotal	$	---	$14,519	$14,519	$	---

STATE AND LOCAL

Withholding	$	---	$2,838	$2,838	$	---

Sales		---	---	---		---

Excise		---	---	---		---

Unemployment		---	---	---		---

Other		---	---	---		---

Real property		---	---	---		---

Personal property		---	---	---		---

Other - list		---	---	---		---

b. Subtotal	$	---	$2,838	$2,838	$	---

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)				$17,357

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended April 30, 2004

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	$ 98,151
03-17288-AJM-11	ROHN Construction, Inc.	65,036
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	---
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	80,915

	Total Disbursements	$ 244,102

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended April 30, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ ---	$ ---	$ ---	$ 2,269,516

Post-petition	---	---	169,501	750,620

Totals	$ ---	$ ---	$ 169,501	$ 3,020,136	$3,189,637

(grand total)*

*As previously reported, the Company has submitted approximately $5.5 million in payment requests to the Commonwealth of Pennsylvania "COP" representing work performed and certain contract termination costs. The Company has historically recorded these submissions as receivables upon approval by the COP. The Company is currently in negotiations and has reached an agreement with the COP to receive approximately $3.8 million in final settlement of all outstanding amounts due. The majority of this amount, subject to court approval, will be offset by payments made to subcontractors whom had performed work on the contract up to the termination date.

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ ---	$ ---	$ ---	$ ---	$ ---

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 226,285	$ 247,274
	Mexico funds (restricted- Mexico use)	5590017173	$ 32,215	$ 21,305
	Lockbox	5800127531	$ ---	$ ---
	VEBA Trust	45665216	$ ---	$ ---
	CD Investments (short-term)	Various	$ 2,260,000	$ 810,000

National City Bank of MI/IL	Payroll	10074861	$ 3,942	$ 3,942

Union Planters Bank	Local Checking	169404	$ 53,075	$1,953,075

CFI (rev 9/3/92)

United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended April 30, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the Company was placed before the secured creditors and approved. The unsecured creditors have organized.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

NO

X	YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (Filed 12/31/03)

3.	Provide a brief narrative covering any significant events which occurred this past month.

During the month, the Company sold its remaining fixed assets. Its Peoria building, with a book value of $750,000, was sold for $577,500 which resulted in net cash proceeds of $488,777. The company's remaining vehicles, with a book value of $50,000, were sold at auction for $41,950 which resulted in net cash proceeds of $36,286. The furniture and fixtures of the company's Peoria office, with a book value of $50,000, were sold for $50,000.

4.
List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.

What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

*Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	$825,000

b.	date of sale:	4/1 - 4/16

c.	sales price:	$669,450

d.	net amount received:	$575,063

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

N/A N/A

7.	Schedule of insurance coverage.

Type of Policy Filed 12/31/03	Expiration Date

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverages for all the remaining assets on a quarterly basis. Given the liquidating nature of the business, we feel it is prudent to renew coverages quarterly based on the needs of the business at that time.

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (March 31, 2004)	7	0

b.	Number hired during this period*	0	1

c.	Number terminated or resigned.	2	0

d.	Total number of employees on payroll at the end of the period. (April 30, 2004)	5	1

*One employee transferred from full time to part time.

Oprept REV. September 3, 1992